CYTOGEN CORPORATION


                          2006 EQUITY COMPENSATION PLAN



                                            Adopted by Cytogen Corporation
                                            Board of Directors on April 19, 2006

                                            Approved by Cytogen Corporation
                                            Stockholders on
                                                           ---------------------

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                               CYTOGEN CORPORATION
                               -------------------

                          2006 EQUITY COMPENSATION PLAN
                          -----------------------------


     1.  PURPOSE
         -------

     The purpose of the Cytogen Corporation 2006 Omnibus Equity Compensation Plan (the "Plan") is to provide (i) designated employees of Cytogen Corporation (the "Company") and its subsidiaries, and (ii) non-employee members of the board of directors of the Company with the opportunity to receive grants of stock options, stock units, stock awards, and other stock-based awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders. The Plan shall be effective as of April 19, 2006, subject to approval by the stockholders of the Company.

     2.  DEFINITIONS
         -----------

     Whenever used in this Plan, the following terms will have the respective meanings set forth below:

     (a)  "BOARD" means the Company's Board of Directors.

     (b)  "CHANGE OF CONTROL" shall be deemed to have occurred if:

          (i) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors;

          (ii) The consummation of (i) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

          (iii) After the date on which this Plan is approved by the stockholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved


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     by a vote of at least  two-thirds of the directors then still in office who were directors at the beginning of such period.

     (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means the committee or Board that administers the Plan, as described in Section 3.

     (e)  "COMPANY" means Cytogen Corporation and any successor corporation.

     (f)  "COMPANY STOCK" means the common stock of the Company.

     (g) "EFFECTIVE DATE" of the Plan means April 19, 2006, subject to approval of the Plan by the stockholders of the Company.

     (h) "EMPLOYEE" means an employee of the Employer (including an officer or director who is also an employee).

     (i)  "EMPLOYER" means the Company and its subsidiaries.

     (j)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (k) "EXERCISE PRICE" means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

     (l) "FAIR MARKET VALUE" of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price of Company Stock on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported in a customary financial reporting service, as the Committee determines, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

     (m) "GRANT" means an Option, Stock Unit, Stock Award, SAR, or Other Stock-Based Award granted under the Plan.

     (n) "GRANT AGREEMENT" means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

     (o) "INCENTIVE STOCK OPTION" means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.


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     (p)  "NON-EMPLOYEE  DIRECTOR"  means a member  of the  Board  who is not an employee of the Employer.

     (q) "NONQUALIFIED STOCK OPTION" means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

     (r)  "OPTION" means a Nonqualified Stock Option or Incentive Stock Option.

     (s) "OTHER STOCK-BASED AWARD" means any Grant based on or measured by Company Stock other than a Grant described in Sections 7, 8, 9 or 10 of the Plan.

     (t) "PARTICIPANT" means an Employee or Non-Employee Director designated by the Committee to participate in the Plan.

     (u) "PLAN" means this Cytogen Corporation 2006 Equity Compensation Plan, as in effect from time to time.

     (v)  "SAR" means a stock appreciation right.

     (w)  "STOCK AWARD" means an award of shares of Company Stock.

     (x)  "STOCK  UNIT"  means a phantom  unit  representing  a share of Company
Stock.

     3.  ADMINISTRATION
         --------------

     (a)  Committee.  The Plan  shall be  administered  and  interpreted  by the
          ---------
Compensation Committee of the Board or another committee appointed by the Board to administer the Plan with respect to grants to Employees. The Plan shall be administered and interpreted by the Board with respect to grants to Non-Employee Directors. The Board or committee, as applicable, that has authority with respect to a specific Grant shall be referred to as the "Committee" with respect to that Grant. With respects to Grants that are intended to be "qualified performance-based compensation" under section 162(m) of the Code, the Committee shall consist of two or more persons appointed by the Board, all of whom shall be "outside directors" as defined under section 162(m) of the Code and related Treasury regulations. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee.

     (b)  Committee Authority. The  Committee shall have  the sole authority  to
          -------------------
(i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 18 below, and (v) deal with any other matters arising under the Plan.

     (c)  Committee  Determinations.  The  Committee  shall  have full power and
          -------------------------
express discretionary authority to administer and interpret the Plan, to make factual determinations and to


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adopt  or  amend  such  rules,  regulations,   agreements  and  instruments  for
implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

     4.  GRANTS
         ------

     (a) Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, SARs as described in Section 10, or Other Stock-Based Awards as described in
Section 11. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

     (b) All Grants shall be made conditional upon the Participant's acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

     5.  SHARES SUBJECT TO THE PLAN
         --------------------------

     (a)  Shares  Authorized.  The total  aggregate  number of shares of Company
          ------------------
Stock that may be issued under the Plan is 1,500,000 shares, subject to adjustment as described in subsection (e) below.

     (b)  Source of Shares.  Shares issued under the Plan may be authorized  but
          ----------------
unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan. SARs to be settled in shares of Company Stock shall be counted in full against the number of shares available for Grants under the Plan, regardless of the number of shares of Company Stock issued upon settlement of the SAR.

     (c)  Individual  Limits.  All Grants  under the Plan shall be  expressed in
          ------------------
shares of Company Stock. The maximum aggregate number of shares of Company Stock with respect to which all Grants may be made under the Plan to any individual during any calendar year shall be 300,000 shares, subject to adjustment as described in subsection (e) below.

     (d)  Adjustments. If there is any change in the number or kind of shares of
          -----------
Company  Stock  outstanding  (i)  by  reason  of  a  stock  dividend,   spinoff,
recapitalization, stock split, or


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combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation,  (iii) by reason of a reclassification or change in par value, or
(iv) by  reason  of any other  extraordinary  or  unusual  event  affecting  the
outstanding   Company  Stock  as  a  class  without  the  Company's  receipt  of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

     6.  ELIGIBILITY FOR PARTICIPATION
         -----------------------------

     (a)  Eligible Persons.  All Employees, including Employees who are officers
          ----------------
or members of the Board, and all Non-Employee Directors shall be eligible to participate in the Plan.

     (b)  Selection of Participants. The  Committee shall  select the  Employees
          -------------------------
and Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

     7.  OPTIONS
         -------

     (a)  General Requirements.  The Committee may  grant Options to an Employee
          --------------------
or Non-Employee Director upon such terms and conditions as the Committee deems appropriate. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees and Non-Employee Directors.

     (b)  Type of Option, Price and Term.
          ------------------------------

          (i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees or Non-Employee Directors.

          (ii) The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise


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Price per share is not less than 110% of the Fair  Market  Value of the  Company
Stock on the date of grant.

          (iii) The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

     (c)  Exercisability of Options.
          -------------------------

          (i) Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

          (ii) Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant's death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

     (d)  Termination of Employment or Service.  Except as provided in the Grant
          ------------------------------------
Agreement, an Option may only be exercised while the Participant is employed by the Employer, or providing service as a Non-Employee Director. The Committee shall determine in the Grant Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

     (e)  Exercise of Options.  A  Participant  may  exercise an Option that has
          -------------------
become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

     (f)  Limits on Incentive Stock Options.  Each Incentive  Stock Option shall
          ---------------------------------
provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any


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calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

     8.  STOCK UNITS
         -----------

     (a)  General  Requirements.  The  Committee  may  grant  Stock  Units to an
          ---------------------
Employee or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. All Stock Units shall be credited to bookkeeping accounts on the Company's records for purposes of the Plan.

     (b)  Terms of Stock Units.  The  Committee  may grant  Stock Units that are
          --------------------
payable on terms and conditions determined by the Committee, which may include payment based on achievement of performance goals. Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

     (c)  Payment  With Respect to Stock  Units.  Payment  with respect to Stock
          -------------------------------------
Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee. The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

     (d) Requirement of Employment or Service.  The Committee shall determine in
         ------------------------------------
the Grant  Agreement  under what  circumstances  a Participant  may retain Stock
Units after termination of the Participant's employment or service, and the circumstances under which Stock Units may be forfeited.

     9.  STOCK AWARDS
         ------------

     (a)  General Requirements.  The Committee may issue shares of Company Stock
          --------------------
to an Employee or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate. Shares of Company Stock issued pursuant to Stock Awards may be issued subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The Committee shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

     (b)  Requirementof Employment or Service.  The Committee shall determine in
          -----------------------------------
the Grant  Agreement  under what  circumstances  a Participant  may retain Stock
Awards after termination of the Participant's employment or service, and the circumstances under which Stock Awards may be forfeited.


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


     (c)  Restrictions  on  Transfer.   While  a  Stock   Award  is  subject  to
          --------------------------
restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares subject to the Stock Award except upon death as described in Section 15(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

     (d)  Right to Vote and to Receive  Dividends. The Committee shall determine
          ---------------------------------------
to what extent, and under what conditions, the Participant shall have the right to vote shares subject to a Stock Award and to receive any dividends or other distributions paid on such shares during the restriction period.

     10.  STOCK APPRECIATION RIGHTS
          -------------------------

     (a)  General  Requirements.  The Committee may grant SARs to an Employee or
          ---------------------
Non-Employee Director separately or in tandem with an Option.

     (b)  Base Amount.  The Committee shall establish the base amount of the SAR
          -----------
at the time the SAR is granted. The base amount may not be less than the Fair Market Value of a share of Company Stock on the date of Grant of the SAR.

     (c)  Tandem SARs. The Committee  may grant  tandem SARs  either at the time
          -----------
the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

     (d)  Exercisability.  An  SAR  shall  be  exercisable  during  the   period
          --------------
specified by the Committee in the Grant Agreement and shall be subject to such vesting and other restrictions as may be specified in the Grant Agreement. The Committee may grant SARs that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. The Committee shall determine in the Grant Agreement under what circumstances and during what periods a Participant may exercise an SAR after termination of employment or service. A tandem SAR shall be exercisable only while the Option to which it is related is exercisable.

     (e)  Grants to  Non-Exempt  Employees.  SARs  granted  to  persons  who are
           -------------------------------
non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant's death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).


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


     (f)  Value of SARs.  When a Participant  exercises  SARs,  the  Participant
          -------------
shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (b).

     (g)  Form of Payment.  The  Committee  shall  determine  whether  the stock
          ---------------
appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

     11.  OTHER STOCK-BASED AWARDS.
          ------------------------

     The Committee may grant other awards not specified in Sections 7, 8, 9 or 10 above that are based on or measured by Company Stock to Employees and Non-Employee Directors, on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement.

     12.  QUALIFIED PERFORMANCE-BASED COMPENSATION
          ----------------------------------------

     (a)  Designation as Qualified Performance-Based Compensation. The Committee
          -------------------------------------------------------
may determine that Stock Units, Stock Awards or Other Stock-Based Awards granted to an Employee shall be considered "qualified performance-based compensation" under section 162(m) of the Code, in which case the provisions of this Section 12 shall apply.

     (b)  Performance  Goals.  When  Grants are made under this  Section 12, the
          ------------------
Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of section 162(m) of the Code for "qualified performance-based compensation." The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Grants identified by the Committee as "qualified performance-based compensation."

     (c)  Criteria Used for Objective Performance Goals. The Committee shall use
          ---------------------------------------------
objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, price-earnings multiples, net earnings, operating earnings,


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


revenue, number of days sales outstanding in accounts receivable, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, stockholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants.

     (d)  Timing of  Establishment of Goals.  The Committee  shall establish the
          ---------------------------------
performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.

     (e)  Certification of Results.  The Committee shall certify the performance
          ------------------------
results for the performance period specified in the Grant Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the satisfaction of all other terms of the Grant Agreement.

     (f)  Death, Disability or Other Circumstances. The Committee may provide in
          ----------------------------------------
the Grant Agreement that Grants under this Section 12 shall be payable, in whole or in part, in the event of the Participant's death or disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

     13.  DEFERRALS
          ---------

     The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Stock Units or Other Stock-Based Awards. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

     14.  WITHHOLDING OF TAXES
          --------------------

     (a)  Required  Withholding.  All Grants  under the Plan shall be subject to
          ---------------------
applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

     (b)  Election  to  Withhold  Shares.  If   the  Committee  so   permits,  a
          ------------------------------
Participant may elect to satisfy the Company's tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee.

     15.  TRANSFERABILITY OF GRANTS
          -------------------------

     (a)  Restrictions on Transfer. Except as described in subsection (b) below,
          ------------------------
only the Participant may exercise rights under a Grant during the Participant's lifetime. A Participant may not transfer those rights except by will or by the laws of descent and distribution, or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order. When a Participant dies, the successor designated by will or by the laws of descent and distribution may exercise such rights in accordance with the terms of the Plan. A successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant's will or under the applicable laws of descent and distribution.

     (b)  Transfer  of  Nonqualified  Stock  Options to or for  Family  Members.
          ---------------------------------------------------------------------
Notwithstanding the foregoing, the Committee may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

     16.  CONSEQUENCES OF A CHANGE OF CONTROL
          -----------------------------------

     In the event of a Change of Control, the Committee may take any one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (a) the Committee may determine that outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards and Stock Units shall lapse, as of the date of the Change of Control or at such other time as the Committee determines, (b) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant's unexercised Options and SARs exceeds the Exercise Price or base amount, and on such terms as the Committee determines, (c) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, (d) with respect to Participants holding Stock Units or Other Stock-Based Awards, the Committee may determine that such Participants shall receive one or more payments in settlement of such Stock Units or Other Stock-Based Awards, in cash or Company Stock as determined by the Committee and on such terms as may be determined by the Committee, or (e) the Committee may determine that Grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or conversion shall take place as of the date of the Change of Control or such other date as the Committee may specify.

     (a)  Other Transactions.  The Committee  may provide  in a Grant  Agreement
          ------------------
that a sale or other transaction involving a subsidiary or other business unit of the Company shall be considered a Change of Control for purposes of a Grant, or the Committee may establish other provisions that shall be applicable in the event of a specified transaction.

     17.  REQUIREMENTS FOR ISSUANCE OF SHARES
          -----------------------------------

     No Company  Stock shall be issued in  connection  with any Grant unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a stockholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

     18.  AMENDMENT AND TERMINATION OF THE PLAN
          -------------------------------------

     (a)  Amendment.  The  Board may  amend or  terminate  the Plan at any time;
          ---------
provided, however, that the Board shall not amend the Plan without approval of the stockholders of the Company if such approval is required in order to comply with the Code, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 19(b) below. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

     (b)  No Repricing Without Stockholder Approval. Notwithstanding anything in
          -----------------------------------------
the Plan to the contrary, the Committee may not reprice Options or SARs, nor may the Board amend the Plan to permit repricing of Options or SARs, unless the stockholders of the Company provide prior approval for such repricing. An adjustment described in Section 5(d) above shall not be considered a repricing.

     (c)  Stockholder  Approval for  "Qualified Performance-Based Compensation."
          --------------------------------------------------------------------
If Grants are made under Section 12 above, the Plan must be reapproved by the Company's stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 12, if additional

Grants are to be made under Section 12 and if required by section 162(m) of the Code or the regulations thereunder.

     (d)  Termination of Plan. The Plan shall  terminate on the day  immediately
          -------------------
preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

     19.  MISCELLANEOUS
          -------------

     (a)  Grants  in  Connection  with  Corporate  Transactions  and  Otherwise.
          ---------------------------------------------------------------------
Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee

     (b)  Compliance  with Law.  The  Plan,  the  exercise  of  Options  and the
          --------------------
obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of "qualified performance-based compensation" comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, as applicable, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.

     (c)  Enforceability. The Plan shall be binding upon and enforceable against
          --------------
the Company and its successors and assigns.

     (d)  Funding  of  the  Plan;  Limitation  on  Rights. This  Plan  shall  be
          -----------------------------------------------
unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     (e)  Rights  of  Participants.  Nothing  in this  Plan  shall  entitle  any
          ------------------------
Employee, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

     (f)  No Fractional Shares.  No fractional  shares of Company Stock shall be
          --------------------
issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (g)  Employees Subject to Taxation Outside the United States.  With respect
          -------------------------------------------------------
to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

     (h)  Governing Law.  The validity, construction, interpretation  and effect
          -------------
of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.